Exhibit 4.1

EROS INTERNATIONAL PLC

Computershare

All correspondence to:
Computershare Investor Services (Jersey) Limited
Queensway House
Hilgrove Street
St Helier
Jersey
JE1 1ES
Shareholder Helpline: 0870 707 4040
You can check your holding at
www.investorcentre.co.uk/je

MR SAM SAMPLE
DESIGNATION (IF ANY)
MR JOINT HOLDER 1
ADD1
ADD2
ADD3
ADD4

99999

000001

Shareholder Reference Number

C1234567890 X X X

ISIN	JEXXXXXXXXXX
Stock Class	XXX
Broker Code	XXXXX
Location Code	X

0000XXXX/000000/000000 11WKVB D01 ORD

Share Certificate - A ORDINARY SHARES OF £0.30

EROS INTERNATIONAL PLC

(Incorporated in the Isle of Man with registered number 007466V)

Number of Shares **XXXXXX.XXXX** Issued DD MMMMM YYYY

This is to Certify that

MR A SAMPLE
MR B SAMPLE
MR C SAMPLE

is/are the Registered Holder(s) of XXXXXXXXXX **A ORDINARY SHARES OF £0.30**, fully paid, in EROS INTERNATIONAL PLC, subject to the Articles of Association of the Company.

For and on behalf of Computershare Investor Services (Jersey) Limited.

Authorised Signatory

Authorised Signatory

Stock Class ORD

Certificate No. XXXXXXXX

This certificate must be surrendered before any transfer of the whole or part of the shares herein mentioned can be registered, to Computershare Investor Services (Jersey) Limited, Queensway House, Hilgrove Street, St Helier, Jersey, JE1 1ES, Shareholder Helpline: 0870 707 4040.
You can check your holding at: www.investorcentre.co.uk/je

SG161

XXXXXX

Change of Address you Please can check let us that know your by address registering details with Investor printed overleaf Centre at are www. correct. investorcentre. If you needco. touk/je make Once any alterations registered or you you can are select planning the “Change to move, of Address” option to amend your address details. Alternatively you can complete and sign the form below. Kindly account Note: printed This hereon. form is This issued personalised only to the form addressee(s) is not transferable and is specific between to different the class (i) of account security holders; and the (ii) unique classes designated of security; for or (iii) any uniquely instruction designated that does accounts. not comply The with Company these conditions. and Computershare Investor Services (Jersey) Limited accept no liability House Number Post Code (BLOCK Street/Road Name CAPITALS) (BLOCK Town/City CAPITALS) (BLOCK County CAPITALS) Computershare Registered Investor Offi ce: Queensway Services (Jersey) House, Limited Hilgrove is Street, registered St Helier, in Jersey, JE1 No 1ES. 75005, Computershare Investor Services (Jersey) Limited is regulated by the Jersey Financial Services Commission. Please Sign In the case of joint holders ALL must sign. In the case of a corporation this form should be signed by two authorised signatories (e.g. Director & Company Secretary) stating their capacity. Alternatively, this form can be signed by a director of the company in the presence of a witness who attests the signature or under its common seal. Date / / Signature (1) Signature (2) Signature (3) Signature (4) H 2 9 0 C1234567890 X X X 00000XXX/000000/000000 11WKVB D01 Reference No. C0123456789 Transfer No. Certifi cate No. XXXXXXXX LSTSC Number of Shares **XXXXX** XXXXXXXXXX